SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
 OF WELLS FARGO U.S. EQUITY FUNDS
 Wells Fargo Disciplined Small Cap Fund
Wells Fargo Intrinsic Small Cap Value Fund
Wells Fargo Small Cap Core Fund
Wells Fargo Small Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Traditional Small Cap Growth Fund
(each a "Fund", together the "Funds")

Effective immediately, the section entitled "Trustees and Officers - Beneficial Equity Ownership Information" in the Funds' SAI, is replaced with the following:

Beneficial Equity Ownership Information. The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2017 in each Fund and the aggregate dollar range of equity securities in other Funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

Fund	Ebsworth	Freeman	Gordon	Harris	Johnson	Larcker	Mitchell	Penny	Polisson	Schofileld	Wheelock
Disciplined Small Cap Fund	A	A	A	A	A	A	A	A	A	A	A
Intrinsic Small Cap Value Fund	E	A	A	A	A	A	A	A	A	A	A
Small Cap Core Fund	A	A	A	A	A	A	A	A	A	A	A
Small Cap Value Fund	A	A	A	A	A	A	A	A	A	A	A
Special Small Cap Value Fund	A	A	A	A	B	A	A	A	A	A	A
Traditional Small Cap Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]	E	E	E	E	E	E	E	E	D	E	D
1	Includes Trustee ownership in shares of funds within the entire Wells Fargo Fund Complex (consisting of 153 funds).

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2017, none of the Independent Trustees and/or their immediate family members owned securities of the manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.

October 11, 2018